Exhibit 99.1

FOR IMMEDIATE RELEASE

Breeze Holdings Acquisition Corp. and D-Orbit S.p.A.
Mutually Agree to Terminate Merger Agreement

IRVING, Texas & FINO MORNASCO, Italy, August 12, 2022 – Breeze Holdings Acquisition Corp. (NASDAQ: BREZ) (“Breeze Holdings”), a publicly traded special purpose acquisition company, and D-Orbit S.p.A. (“D-Orbit” or the “Company”), a market leading space logistics and transportation company, today announced that the companies have mutually agreed to terminate their previously announced merger agreement (“Agreement”), effective immediately.

“Since the outset of our discussions with D-Orbit over a year ago, we have continued to believe in the Company’s unique value proposition and the innovation inherent in their solutions,” said J. Douglas Ramsey, Ph.D., Chairman and CEO of Breeze Holdings. “However, the financial markets have changed substantially, and we believe that terminating our merger is in the best interest of both D-Orbit and Breeze shareholders. On behalf of Breeze, we wish Luca and the D-Orbit team the best of luck and look forward to cheering on their continued successes. As we look ahead, we remain focused on identifying another value creating opportunity for Breeze shareholders.”

“Despite market conditions that were beyond our control and the subsequent need to terminate our agreement with Breeze, we remain incredibly confident about D-Orbit’s business and continued growth,” said Luca Rossettini, Ph.D., Chief Executive Officer of D-Orbit. “With our unrivaled ION Satellite Carrier as a foundation and the diversified revenue streams our main line of business already generates, we are setting D-Orbit apart as the global leader in the orbital transportation market. Just this year alone, we have completed more missions than any of our peers, expanded and diversified our customer base across four continents with even more blue-chip companies looking to use our services, secured 11 additional slots with SpaceX and other global launch providers for 2023 and continued to build out the next phase of our In-Orbit Servicing technology, which is also generating revenues from early adopters within institutional and commercial space operators. In addition, we have successfully proven our space cloud infrastructure with almost a dozen third-party applications run on our D-Orbit Cloud Nodes currently in orbit. As we chart our next phase of growth, D-Orbit is moving full speed ahead to achieve our mission of enabling expansion in space and fueling the new space economy.”

Since announcing the intention to merge with Breeze in January, D-Orbit has steadily moved along its roadmap and launched an additional three ION Satellite Carrier (ION) missions – six currently in orbit and three scheduled for the remainder of 2022; delivered more than 80 customer payloads into orbit in total; announced several new signed customer contracts among D-Orbit’s outstanding customer base, including 30% of existing satellite operators; made progress expanding payload integration and incoming ION assembly in the U.S.; secured eleven ports for launch on SpaceX and on other launchers in 2023; and continued innovating on its suite of in-orbit solutions, including the deployment of D-Orbit Space Cloud and buildout of its In-Orbit Servicing capabilities, positioning the Company to capture long-term growth opportunities.

Details of the termination of the Agreement will be provided in a Current Report on Form 8-K to be filed by Breeze Holdings with the U.S. Securities and Exchange Commission and available at www.sec.gov.

About D-Orbit

D-Orbit is a market leader in the space logistics and transportation services industry with a track record of space-proven services, technologies and successful missions.

Founded in 2011, before the dawn of the New Space market, D-Orbit is the first company addressing the logistics needs of the space market. The first line of business ION Satellite Carrier, for example, is a space vehicle that can transport satellites in orbit and release them individually into distinct orbital slots, reducing the time from launch to operations by up to 85% and the launch costs of an entire satellite constellation by up to 40%. ION can also accommodate multiple third-party payloads like innovative technologies developed by startups, experiments from research entities, and instruments from traditional space companies requiring a test in orbit and offer the fully redundant ION for rent, or edge computing and space cloud services, to those satellite operators in need of additional capacity and capabilities in orbit. In addition, D-Orbit is investing in becoming a leader in the new in-orbit servicing market, which is considered to be one of the largest, growing markets within the space sector and is already demonstrating significant traction.

D-Orbit is a space infrastructure pioneer with offices in Italy, Portugal, the UK, and the US; its commitment to pursuing business models that are profitable, friendly for the environment, and socially beneficial, led to D-Orbit S.p.A. becoming the first certified B-Corp space company in the world.

About Breeze Holdings Acquisition Corp.

Breeze Holdings is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities.

Cautionary Note Regarding Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements can be identified by the use of forward-looking terminology, including the words “believes,” “estimates,” “anticipates,” “expects,” “intends,” “plans,” “may,” “will,” “potential,” “projects,” “predicts,” “continue,” or “should,” or, in each case, their negative or other variations or comparable terminology. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate any acquisition or other business combination and any other statements that are not statements of current or historical facts. These statements are based on management’s current expectations, but actual results may differ materially due to various factors, including, but not limited to: (i) our ability to complete any initial business combination; (ii) our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination; (iii) our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination; (iv) our potential ability to obtain additional financing to complete our initial business combination; (v) our pool of prospective target businesses; (vi) the ability of our officers and directors to generate a number of potential investment opportunities; (vii) our public securities’ potential liquidity and trading; (viii) the lack of a market for our securities; (ix) the use of proceeds not held in the trust account or available to us from interest income on the trust account balance; (x) the trust account not being subject to claims of third parties; (xi) or our financial performance following our initial public offering. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those described in Breeze Holdings’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed or to be filed with the SEC by Breeze Holdings or Holdco from time to time. The forward-looking statements included in this press release are made only as of the date hereof.

Contacts

Patrizia Tammaro Silva - Investor Relations

patrizia.tammaro@dorbit.space

+39 335 7959 913

Caterina Cazzola – Head of Communications

caterina.cazzola@dorbit.space

+39 340 2840 792

Aaron Palash / Jack Kelleher

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

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